Exhibit 99.1

SPECIAL MEETING OF SHAREHOLDERS OF IOWA TELECOMMUNICATIONS SERVICES, INC. March 25, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://phx.corporate-ir.net/phoenix.zhtml?c=182669&p=irol-Proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030000000000001000 3 032510 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of three directors to serve as Class II directors whose terms will expire in 1. To consider and vote upon a proposal to approve and adopt 2012 (Proposal No. 1). the Agreement and Plan of Merger, dated as of November 23, NOMINEES: 2009, by and among Windstream Corporation, a Delaware FOR ALL NOMINEES O Kenneth R. Cole Class II expires in 2012 O Norman C. Frost Class II expires in 2012 corporation (“Windstream”), Buffalo Merger Sub, Inc., a O Kendrik E. Packer Class II expires in 2012 Delaware corporation and a wholly-owned subsidiary of WITHHOLD FOR ALL NOMINEES AUTHORITY Windstream (“Merger Sub”), and Iowa Telecommunications Services, Inc., an Iowa corporation (“Iowa Telecom”), pursuant to which Iowa Telecom will merge with and into Merger Sub FOR ALL EXCEPT (See instructions below) (referred to herein as the “merger”), after which Merger Sub will survive the transaction and continue to be a wholly-owned subsidiary of Windstream and the separate corporate existence of Iowa Telecom will cease. 2. In their discretion, the appointed proxies are authorized to vote upon such matters as may properly come before the meeting or any adjournment thereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED and fill in the circle next to each nominee you wish to withhold, as shown here: OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1. PLEASE CHECK THIS BOX IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 IOWA TELECOMMUNICATIONS SERVICES, INC. PROXY COMMON STOCK SPECIAL MEETING: MARCH 25, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Messrs. Alan L. Wells and Craig A. Knock, and each of them, as proxies, with full power of substitution and resubstitution in each of them, are hereby authorized to represent and vote, as designated below and on the reverse side, upon the following proposals and in the discretion of the proxies on such other matters as may properly come before the Special Meeting of Shareholders of Iowa Telecommunications Services, Inc. (the “Company”) to be held at the offices of the Company, 403 W. Fourth Street North, Newton, Iowa 50208, on Thursday, March 25, 2010 at 10:00 A.M. central time or any adjournment(s), post-ponement(s) or other delay(s) thereof (the “Special Meeting”), all shares of common stock of the Company to which the undersigned is entitled to vote at the Special Meeting. The following proposals are more fully described in the Notice of Special Meeting and the joint Proxy Statement/Prospectus for the Special Meeting dated February 19, 2010 (receipt of which is hereby acknowledged). By signing this proxy, you revoke all prior proxies. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. (Continued and to be dated and signed on the reverse side.) 14475